Bk 14826 Pg498 #12490
02-16-2005 @ 02:39p

KNOW ALL MEN BY THESE PRESENTS, THAT, WE, JAMES L. DOMINGOS and ANN T. DOMINGOS AKA ANN J. DOMINGOS of 7 Carriage Road, Chicopee, Massachusetts for consideration paid, and in full consideration of TWO HUNDRED SIXTY THOUSAND ($260,000.00) Dollars grants to DUANE C. BENNETT AS TRUSTEE OF NE NOMINEE TRUST OF 191 Chestnut Street, Springfield, Massachusetts, with warranty covenants, * “And as part of an IRC Section 1031 Tax Deferred Exchange.”

EXHIBIT “A”

Executed as a sealed instrument this 14th day of February, 2005

/s/ James J Domingos
James J. Domingos

/s/ Ann J Domingos
Ann J. Domingos

THE COMMONWEALTH OF MASSACHUSETTS

HAMPDEN, ss.	February 14, 2005

On this 14th day February, 2005, before me, the undersigned notary public, personally appeared JAMES L. DOMINGOS and ANN T. DOMINGOS AKA ANN J. DOMINGOS and proved to me through satisfactory evidence of identification, which were Massachusetts Driver’s Licenses, to be the person whose names are signed on the preceding or attached documents, and who swore or affirmed to me that the contents of the documents are truthful and accurate to the best of their knowledge and belief and acknowledge to me that they signed it voluntarily for its stated purpose.

                                                                                                        /s/ Robert J. Eastwood
Notary Public Robert J. Eastwood
                                                                                                        My commission expires: September 29, 2006

Bk 14826 Pg 499 #12490

EXHIBIT “A”

The land in Chicopee situated on the Southerly side of Front Street and bounded and described as follows:

Beginning at the Northwesterly corner of land formerly of Jesse Bannister, now or formerly of one Rutka; and running thence SOUTHERLY on said land now or formerly of Rutka, two hundred twenty-three (223) feet, more or less, to land formerly of George M. Stearns, now or formerly of Morris Leahy thence WESTERLY on last-named land forty-nine (49) feet of land now or formerly of Isiaibel H Wright; thence NORTHERLY.  Thereon, two hundred eighteen (218) feet. More or less, to said Front Street; fifty-six (56) feet to the point of beginning.

Being the same premise conveyed to the grantor herein by deed dated February 3, 1983 and recorded in the Hampden County Registry of Deeds in Book 5385 Page 361.